TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Summary Prospectuses, Prospectuses

and Statement of Additional Information

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Transamerica Partners Small Core

Transamerica Partners Institutional Small Core

Effective on or about June 30, 2013, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Fort Washington Investment Advisors, Inc., Wellington Management Company LLP, and Invesco Advisers, Inc. with respect to Transamerica Partners Small Core Portfolio (the “portfolio”), the underlying master fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core (each, a “fund”; the portfolio and each fund, collectively, the “funds”) are invested, and will enter into a new investment sub-advisory agreement with Systematic Financial Management, L.P. with respect to the portfolio. An information statement will be mailed to each fund’s shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, each fund’s investment objective and principal investment strategies will change. Each fund’s advisory fees will remain the same or may be lower due to the Board’s adoption of an additional breakpoint to TAM’s management contract, which has the potential to lower advisory fees should fund assets reach certain levels. These changes are described below.

Each fund’s investment adviser, TAM, will remain the same.

Effective on or about June 30, 2013, the following information will supplement and supersede any contrary information contained in each fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) concerning the fund:

INVESTMENT OBJECTIVE:

The fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests in securities through an underlying master fund having the same investment goals and strategies.

The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the general range of capitalization of the companies that are included in the Russell 2000® Index1 over time. As of December 31, 2012, the market capitalizations of companies in the Russell 2000® Index ranged from $28 million to $4.7 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.

The fund may invest in ADRs and/or foreign securities trading on U.S. Exchanges, which generally stay under 10% of portfolio assets. It will not trade securities on a non-U.S. exchange. Investment in derivatives, futures and swaps are not permitted.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PRINCIPAL RISKS:

The following risk is deleted from the “Principal Risks” section:

Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

SUB-ADVISER:

Systematic Financial Management, L.P. The principal business address is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

PORTFOLIO MANAGERS:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Eoin E. Middaugh, CFA	Lead Portfolio Manager	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2013; Employed by Systematic Financial Management, L.P. since 2002; Portfolio Manager since 2006; Managing Partner since 2010
D. Kevin McCreesh, CFA	Portfolio Manager	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2013; Managing Partner of Systematic Financial Management, L.P. since 1996

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

First $300 million	0.80%
In excess of $300 million	0.77%

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Investors Should Retain this Supplement for Future Reference

May 1, 2013

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